Exhibit 10.1

AMERICAN DENTAL PARTNERS, INC.

2005 EQUITY INCENTIVE PLAN

Amended as of July 13, 2005

Section 1. Purpose of Plan.

The purpose of this 2005 Equity Incentive Plan (the “Plan”) of American Dental Partners, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means of attracting and retaining key employees for the Company and its subsidiaries. In furtherance of this purpose, the Plan encourages and enables key employees to participate in the Company’s future prosperity and growth by providing them with incentives and compensation based on the Company’s performance, development, and financial success. These objectives may be promoted by granting to key employees equity-based awards in the form of one or more of the following: (a) incentive stock options (“ISOs”), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (b) non-qualified stock options which are not intended to qualify as ISOs (“NQSOs”) (ISOs and NQSOs are hereinafter referred to generally as “Stock Options”); (c) shares of common stock, par value $.01 a share, of the Company (“Shares”), which will be subject to a vesting schedule based on the recipient’s continued employment (“Restricted Shares”); (d) Shares which will be subject to a vesting schedule based on certain performance objectives (“Performance Shares”); and (e) the right to receive Shares at the end of a specified deferral period (“Deferred Shares”). (The Stock Options, Restricted Shares, Performance Shares, and Deferred Shares are referred to generally hereinafter as the “Awards”.)

Section 2. Administration of Plan.

The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”), or such other committee of at least two directors as the Board may designate (the “Committee”); provided that members of the Committee shall be (a) “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), (b) “outside directors” within the meaning of Section 162(m) of the Code, and (c) “independent directors” under the rules of The Nasdaq Stock Market, Inc., or of such other stock exchange on which the Shares may be traded from time to time. The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to: (i) determine or approve the Eligible Employees (as defined in Section 3, below) to be recipients of Awards (such recipients, “Participants”); (ii) grant Stock Options, Restricted Shares, Performance Shares, or Deferred Shares, or any combination thereof; (iii) determine the number and type of Awards to be granted; (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award, including without limitation time and performance restrictions; (v) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (vi) interpret the terms and provisions of the Plan and any Award and any agreements relating thereto; and (vii) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions of the Plan, including without limitation decisions with respect to Eligible Employees to be granted Awards and the number and type of Awards, shall be made in the Committee’s sole discretion and shall be final and binding on all persons.

The Committee may designate individual Committee members or persons other than its members to carry out its responsibilities under such conditions and limitations as it may set, except to the extent that such delegation is prohibited by law or would cause an Award intended to be exempt from the limitation on deductibility under Section 162(m) of the Code, or from the short-swing profit recovery rules of Section 16(b) of the 1934 Act, to fail to be so exempt.

Section 3. Participants In Plan.

The persons eligible to receive Awards under the Plan (“Eligible Employees”) shall include officers who are employees, and other key employees, of the Company or one or more of its subsidiaries. As used in the Plan, the term “subsidiary” shall mean (a) any subsidiary corporation of the Company as defined in Section 424(f) of the Code and the Treasury Regulations promulgated thereunder (the “Regulations”), (b) any limited liability company in which the Company or any of its subsidiaries is the sole member, and (c) any limited partnership (i) in which the Company or one of its subsidiaries owns 50 percent or more of the combined voting power of all classes of equity, and (ii) which has elected to be taxed as a corporation for federal income tax purposes; provided that for purposes of the application of the Plan to grants of ISOs, the term subsidiary shall include only those subsidiaries defined in Section 424(f) of the Code and the Regulations thereunder.

Section 4. Shares Subject To Plan.

The maximum aggregate number of Shares which may be issued under the Plan shall be 450,000 (the “Available Shares”). The Available Shares may be authorized but unissued Shares or issued Shares reacquired by the Company, including without limitation Shares purchased on the open market, and held as treasury shares. Any Shares related to Awards that, in whole or in part, expire or are unexercised, forfeited, terminated, surrendered, cancelled, or settled in such a manner that all or some of the Shares covered by an Award are not issued to or do not vest in a Participant, or are returned to the Company in payment of the exercise price or tax withholding obligations in connection with outstanding Awards, shall again become Available Shares. Any Shares delivered upon the assumption of or in substitution for outstanding grants made by a company or division acquired by the Company shall not decrease the number of Available Shares, except to the extent otherwise provided by applicable law or regulation. Notwithstanding the foregoing, the maximum aggregate number of Shares with respect to which ISOs may be granted under the Plan shall be 150,000, and the maximum aggregate number of Shares with respect to which Stock Options may be granted, or Restricted Shares, Performance Shares, or Deferred Shares awarded, to any single Participant under the Plan during any single calendar year shall be 100,000.

Section 5. Grant of Awards.

ISOs, NQSOs, Restricted Shares, Performance Shares, and Deferred Shares may be granted alone or in addition to other Awards granted under the Plan. Any Awards granted under the Plan shall be in such form as the Committee may from time to time approve, consistent with the Plan, and the provisions of Awards need not be the same with respect to each Participant. Each Award granted under the Plan shall be authorized by the Committee and shall be evidenced by a written Stock Option Agreement, Restricted Share Agreement, Performance Share Agreement, or Deferred Share Agreement, as the case may be (collectively, “Award Agreements”), each in the form approved by the Committee from time to time, which shall be dated as of the date approved by the Committee in connection with the grant, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Award and state that the Award is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Award shall be deemed to be the date on which the Award is granted for all purposes, unless the Committee otherwise specifies in its approval. The granting of an Award under the Plan, however, shall be effective only if and when a written Award Agreement is duly executed and delivered by or on behalf of the Company and the Participant.

Section 6. Stock Options.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a) Exercise Price.

The exercise price per Share issuable upon exercise of a Stock Option shall be no less than the fair market value per Share on the date the Stock Option is granted; provided that, if the Participant at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the exercise price per Share shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined in good faith by the Committee, in its sole discretion.

(b) Vesting and Exercise of Options.

A Stock Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option. Each Stock Option shall become vested with respect to Shares subject to that Stock Option on such date or dates and on the basis of such other criteria, including without limitation the performance of the Company, as the Committee may determine, in its sole discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its sole discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the grant of such Stock Option.

(c) Term.

Each Stock Option Agreement shall set forth the period for which such Stock Option shall be exercisable from the date on which that Stock Option is granted. In no event, however, shall a Stock Option be exercisable after the expiration of 10 years from the date on which that Stock Option is granted. In addition, with respect to ISOs, if the Participant at the time the ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the ISO shall not be exercisable after the expiration of five years from the date on which the ISO is granted.

(d) Method of Exercise.

To the extent the right to purchase Shares under a Stock Option is in effect, the Stock Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Stock Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to that Stock Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person’s designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion.

(e) Restrictions on Shares Subject to Stock Options.

Shares issued upon the exercise of any Stock Option may be made subject to such disposition, transferability or other restrictions or conditions as the Committee may determine, in its sole discretion, and as shall be set forth in the applicable Stock Option Agreement.

(f) Transferability.

Except as provided in this paragraph, Stock Options shall not be transferable, and any attempted transfer (other than as provided in this paragraph) shall be null and void. Except for Stock Options transferred as provided in this paragraph, all Stock Options shall be exercisable during a Participant’s lifetime only by the Participant or the Participant’s legal representative. Without limiting the generality of the foregoing: (i) ISOs may be transferred only upon the Participant’s death and only by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee’s legal representative; (ii) NQSOs may be transferred by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee’s legal representative; and (iii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any NQSO by a Participant during the Participant’s lifetime to such Participant’s parents, spouse, children, grandchildren, nieces, nephews, to the trustee of a trust for the principal benefit of one or more such persons, or to a partnership whose only partners are one or more such persons, and, in the case of such transfer, such NQSO shall be exercisable only by the transferee or such transferee’s legal representative.

(g) Termination of Employment by Reason of Death or Disability.

If a Participant’s employment with the Company and its subsidiaries terminates by reason of the Participant’s death or disability (as defined in Section 22(e)(3) of the Code, or with respect to NQSOs, as may otherwise be defined by the Committee, in its sole discretion, at or before grant and set forth in the Stock Option Agreement), then (i) unless otherwise determined by the Committee, in its sole discretion, at or before grant (and set forth in the Stock Option Agreement), to the extent a Stock Option held by such Participant is not vested as of the date of death or disability, such Stock Option shall automatically terminate on such date, and (ii) to the extent a Stock Option held by such Participant is vested as of the date of death or disability, such Stock Option may thereafter be exercised by the Participant, the legal representative of the Participant’s estate, the legatee of the Participant under the will of the Participant, or the distributee of the Participant’s estate, whichever is applicable, for a period of one year from the date of death or disability (or, with respect to NQSOs, such other period as the Committee may specify, in its sole discretion, at or before grant and set forth in the Stock Option Agreement), or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Other Termination of Employment.

If a Participant’s employment with the Company and its subsidiaries terminates for any reason other than death or disability, then (i) unless otherwise determined by the

Committee, in its sole discretion, at or before grant (and set forth in the Stock Option Agreement), to the extent any Stock Option held by such Participant is not vested as of the date of such termination, such Stock Option shall automatically terminate on such date; and (ii) to the extent any Stock Option held by such Participant is vested as of the date of such termination, such Stock Option may thereafter be exercised for a period of 90 days from the date of such termination (or, with respect to NQSOs, such other period as the Committee may specify, in its sole discretion, at or before grant and set forth in the Stock Option Agreement), or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided that, upon the termination of the Participant’s employment by the Company or its subsidiaries for Cause (as defined by the Committee from time to time, in its sole discretion, and included in the applicable Stock Option Agreement), any and all unexercised Stock Options granted to such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether a definition of Cause is included in the Stock Option Agreement, and whether termination of a Participant’s employment by the Company and its subsidiaries is for Cause, shall be determined by the Committee, in its sole discretion.

(i) Effect of Termination of Participant’s Employment on Transferee.

No Stock Option held by a transferee of a Participant pursuant to Section 6(f), above, shall remain exercisable for any period of time longer than would otherwise be permitted under Sections 6(g) and (h).

(j) ISO Limitations and Savings Clause.

The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year under the Plan and any other stock option plan of the Company and its affiliates shall not exceed $100,000 unless otherwise permitted by Code Section 422 as an unused limit carryover to such year. Any Stock Options which were intended to be ISOs that exceed this limitation shall be deemed to be NQSOs.

Any provision of the Plan to the contrary notwithstanding, no provision of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or so as to disqualify any ISO under such Code Section 422.

Section 7. Restricted Shares.

Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a) Price.

The purchase price for Restricted Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or (ii) a combination of the preceding methods.

(b) Acceptance of Restricted Shares.

Awards of Restricted Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at or before grant) after the grant date by executing the Restricted Share Agreement. The Participant shall not have any rights with respect to the grant of Restricted Shares unless and until the Participant has executed the Restricted Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

(c) Share Restrictions.

Subject to the provisions of the Plan and the applicable Restricted Share Agreement, and as shall be set forth in the applicable Restricted Share Agreement, the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Restricted Shares for a period of at least three years for non-performance-based Awards, and at least one year for performance-based Awards, or such longer period of time as may be set by the Committee, in its sole discretion (the “Restriction Period”). The Committee may, in its sole discretion, provide for the lapse of restrictions in installments during the Restriction Period or on such other basis as may be determined by the Committee, in its sole discretion.

(d) Stock Issuances and Restrictive Legends.

Upon execution and delivery of the Restricted Share Agreement as described above and receipt of payment of the full purchase price, if any, for the Restricted Shares subject to such Restricted Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Restricted Shares. Restricted Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion, and shall bear an appropriate restrictive legend. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, require that Restricted Shares be held by the Company or a trustee of a trust set up by the Committee, consistent with the terms and conditions of the Plan, to hold such Restricted Shares until the restrictions thereon have lapsed (in full or in part, in the Committee’s sole discretion), and the Committee may require that, as a condition of any Restricted Share Award, the Participant shall have delivered to the Company or such trustee, as appropriate, a stock power, endorsed in blank, relating to the Restricted Shares covered by the Award.

(e) Expiration of Restriction Period.

Upon the expiration of the Restriction Period without prior forfeiture of the Restricted Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be delivered to the Participant.

(f) Shareholder Rights.

Except as otherwise provided in the Plan or the applicable Restricted Share Agreement, each Participant shall have, with respect the Restricted Shares covered by any Award to that Participant, all of the rights of a shareholder of the Company, including without limitation the right to vote the Restricted Shares and the right to receive any dividends or other distributions with respect to the Restricted Shares; provided that if any Restricted Shares are forfeited as provided in the Plan or the applicable Restricted Share Agreement, then such rights shall terminate automatically at that time with respect to those Restricted Shares.

(g) Termination of Employment.

If a Participant’s employment by the Company and its subsidiaries terminates before the end of any Restriction Period with the consent of the Committee, in its sole discretion, or upon the Participant’s death or disability (as defined in Section 22(e)(3) of the Code, or as otherwise defined by the Committee, in its sole discretion, at or before grant and set forth in the Restricted Share Agreement), the Committee may, in its sole discretion, authorize the retention by such Participant (or his legal representative or successor in interest) of all or a portion of the Restricted Shares which would have been retained by him had his employment continued to the end of the Restriction Period. Otherwise, all Restricted Shares awarded to such Participant that are still subject to restriction at the time of any such termination shall be forfeited. If the Participant’s employment by the Company and its subsidiaries terminates before the end of any Restriction Period for any other reason, all Restricted Shares awarded to such Participant and still subject to restriction shall be forfeited.

Section 8. Performance Shares.

Performance Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a) Performance Periods and Goals.

(i) The performance period for each Award of Performance Shares shall be of such duration as the Committee shall establish at the time of the Award (the “Performance Period”). There may be more than one Award in existence at any one time, and Performance Periods may differ.

(ii) At the time of each Award of Performance Shares, the Committee shall establish one or more performance goals (the “Performance Goals”) to be achieved during the Performance Period. The Performance Goals shall be determined by the Committee using such measures of the performance over the Performance Period as the Committee shall select from one or any combination of the following: revenue, earnings or earnings per share, earnings from operations, cash flow, return on capital, shareholder return measured in terms of stock price appreciation, total shareholder return measured in terms of stock price appreciation and/or dividend growth, achievement of cost control, or stock price of the Company. Such Performance Goals may also be based upon attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies. The Performance Goals may be established on a Company-wide basis or established with respect to one or more subsidiaries, operating units, divisions or ventures of the Company. The Performance Goals are intended to qualify under Section 162(m)(4)(c) of the Code and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related Regulations.

(iii) Performance Shares awarded to Participants shall be earned as determined by the Committee with respect to the attainment of the Performance Goals set for the applicable Performance Period. Attainment of the highest Performance Goal for the Performance Period shall earn 100% of the Performance Shares awarded for the Performance Period. Failure to attain the lowest Performance Goal for the Performance Period shall earn none of the Performance Shares awarded for the Performance Period. After the applicable Performance Period shall have ended, the Committee shall certify in writing the extent to which the established Performance Goals have been achieved and the number of Performance Shares earned.

(iv) Attainment of the Performance Goals shall be determined by the Committee. If Performance Goals are based on the financial performance of the Company, attainment of the Performance Goals shall be determined from the consolidated financial statements of the Company, as applicable, but shall generally exclude (A) the effects of changes in federal income tax rates, (B) the effects of unusual, non-recurring, and extraordinary items as defined by Generally Accepted Accounting Principles (“GAAP”), and (C) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant receiving an Award for a Performance Period. The Committee may, in its sole discretion, subject to the limitations of Section 17, vary the terms and conditions of any Performance Share Award, including without limitation the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a “covered employee” with respect to the Company as defined in Section 162(m) of the Code.

(b) Price.

The purchase price for Performance Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or (ii) a combination of the preceding methods.

(c) Acceptance of Performance Shares.

Awards of Performance Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at or before grant) after the grant date by executing the Performance Share Agreement. The Participant shall not have any rights with respect to the grant of Performance Shares unless and until the Participant has executed the Performance Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

(d) Share Restrictions.

At the time of the Performance Share Award, the Performance Shares shall, after vesting pursuant to the Performance Period and Performance Goal provisions described above, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, for a period of at least one year, or such longer period of time as the Committee may determine and as set forth in the Performance Share Agreement. Subject to the provisions of the Plan and the applicable Performance Share Agreement, during the Performance Period and the additional restriction period, the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Performance Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Performance Shares, but such acceleration will not terminate the restriction period prior to the expiration of one year.

(e) Stock Issuances and Restrictive Legends.

Upon execution and delivery of the Performance Share Agreement as described above and receipt of payment of the full purchase price, if any, for the Performance Shares subject to such Performance Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Performance Shares. Performance Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion, and shall bear an appropriate restrictive legend. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, require that the Performance Shares be held by the Company or a trustee of a trust set up by the Committee, consistent with the terms and conditions of the Plan, to hold such

Performance Shares until the restrictions on such Performance Shares have lapsed (in full or in part, in the Committee’s sole discretion), and the Committee may require that, as a condition of any Performance Share Award, the Participant shall have delivered to the Company or such trustee a stock power, endorsed in blank, relating to the Performance Shares covered by the Award.

(f) Expiration of Restricted Period.

Subject to fulfillment of the terms and conditions of the applicable Performance Share Agreement and any other vesting requirements related to the applicable Performance Period or Performance Goals, and upon the expiration of any additional period of restriction as described in Section 8(d), if any, without prior forfeiture of the Performance Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be delivered to the Participant.

(g) Shareholder Rights.

Except as otherwise provided in the Plan or the applicable Performance Share Agreement, each Participant shall have, with respect the Performance Shares covered by any Award to that Participant, all of the rights of a shareholder of the Company, including without limitation the right to vote the Performance Shares and the right to receive any dividends or other distributions with respect to the Performance Shares; provided that if any Performance Shares are forfeited as provided in the Plan or the applicable Performance Share Agreement, then such rights shall terminate automatically at that time with respect to those Performance Shares.

(h) Termination of Employment.

If a Participant’s employment by the Company and its subsidiaries terminates before the end of any Performance Period, or the expiration of any additional period of restriction as described in Section 8(d), with the consent of the Committee, in its sole discretion, or upon the Participant’s death or disability (as defined in Section 22(e)(3) of the Code, or as otherwise defined by the Committee, in its sole discretion, at or before the time of grant and set forth in the Performance Share Agreement), the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the retention by such Participant (or his legal representative or other successor in interest) of all or a portion of the Performance Shares which would have been retained by him had his employment continued to the end of the Performance Period and the expiration of any such additional period of restriction. Otherwise, all Performance Shares awarded to such Participant that are still subject to restriction at the time of any such termination of employment shall be forfeited. If the Participant’s employment by the Company and its subsidiaries terminates before the end of any Performance Period or any additional period of restriction established as described in Section 8(d) for any other reason, all such Performance Shares awarded to such Participant and still subject to restriction shall be forfeited.

Section 9. Deferred Shares.

Deferred Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a) Deferral Period.

At the time of awarding Deferred Shares, the Committee shall, in its sole discretion, establish the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Deferred Shares shall be deferred; provided that the Deferral Period shall be not less than three years and one day for non-performance-based Awards and not less than one year and one day for performance-based Awards. The Committee may, in its sole discretion, at the time of the award of Deferred Shares determine that the Deferred Shares shall be issued after the Deferral Period either in a lump sum or any such periodic installments as the Committee may determine, in its sole discretion (all as shall be set forth in the Deferred Share Agreement).

(b) Price.

The purchase price for Deferred Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or (ii) a combination of the preceding methods.

(c) Acceptance of Deferred Share Award.

Awards of Deferred Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at or before grant) after the grant date by executing the Deferred Share Agreement. The Participant shall not have any rights with respect to the grant of Deferred Shares unless and until the Participant has executed the Deferred Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

(d) Share Restrictions.

During the Deferral Period, the Participant shall not be permitted to sell, transfer, pledge, assign, or encumber any rights with respect to the Deferred Shares.

(e) Stock Issuances.

Upon expiration of the Deferral Period and satisfaction of all other conditions to issuance of the Deferred Shares under the applicable Deferred Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Shares covered by the Deferred Share Award. Such Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion.

(f) Dividend Equivalents.

Deferred Shares shall be credited with an amount equivalent to the dividends, if any, paid by the Company during the Deferral Period on an equal number of outstanding Shares (the “Dividend Equivalents”). Dividend Equivalents shall be credited as of the payment date of such dividends in the manner set forth in the following paragraph of this subsection. Deferred Shares held pending distribution after the expiration of the applicable Deferral Period (including without limitation any Deferred Shares to be issued in periodic installments after the Deferral Period) shall continue to be credited with Dividend Equivalents until issued.

Dividend Equivalents so credited shall be converted into an additional number of Deferred Shares as of the payment date of the dividend (based on the Fair Market Value of a Share on such payment date). Such Deferred Shares shall thereafter be treated in the same manner as the Deferred Shares with respect to which the Dividend Equivalents are so credited. Dividend Equivalents resulting in fractional shares shall be held for the credit of the Participant until the final distribution of the Participant’s Deferred Shares that are subject to the same Deferred Share Agreement. At that time, any remaining fractional share of a Dividend Equivalent shall be paid to the Participant in cash.

(g) Shareholder Rights.

No Participant shall have any rights of a shareholder in the Company with respect to Deferred Shares covered by an Award unless and until the Deferred Shares have been duly issued and delivered to that Participant under the Plan.

Section 10. Restriction on Exercise After Termination.

Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an “Unexercised Right”) and held by a Participant on the date of termination of such Participant’s employment with the Company and its subsidiaries for any reason (including without limitation the right to receive any unissued Deferred Shares) shall be exercisable after such termination if, prior to such exercise, the Participant (a) violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Award Agreement pursuant to which such Unexercised Right was awarded, or (b) otherwise conducts himself in a manner adversely affecting the Company, in each case as determined by the Committee, in its sole discretion.

Section 11. Withholding Tax.

The Company, at its option, shall have the right to require the Participant or any other person receiving Shares (including without limitation upon the exercise of any Stock Option), Restricted Shares, Performance Shares, or Deferred Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares (including without limitation upon the exercise of any Stock Option), Restricted Shares, Performance Shares, or Deferred Shares, or, at the Company’s option, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends or other amounts paid with respect to Shares, Restricted Shares, Performance Shares, and Deferred Shares the amount of any taxes which the Company is required to withhold with respect to such dividends or other amounts. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company, in its sole discretion.

Section 12. Securities Law Restrictions.

No right under the Plan shall be exercisable and no Shares or other securities shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable, in its sole discretion.

The Committee may require each person acquiring Shares under the Plan to make such representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable, in its sole discretion, under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon or market in which the Shares are then listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Section 13. Change in Control.

(a) Accelerated Vesting and Company Purchase Option.

Notwithstanding any provision of this Plan or any Award Agreement to the contrary (unless such Award Agreement contains a provision referring specifically to this Section 13 and stating that this Section 13 shall not be applicable to the Award evidenced by such Award Agreement), if a Change in Control (as defined below) occurs, then:

(i) Any and all Stock Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms, and the restrictions applicable to any or all Restricted Shares and Performance Shares shall lapse and such Shares and Awards shall be fully vested; provided that no Stock Option or other Award which has previously been exercised or otherwise terminated shall become exercisable; and

(ii) The Company may, at its option, terminate any or all unexercised Stock Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Stock Option so terminated, pay to the Participant (or such Participant’s transferee, if applicable) theretofore holding such Stock Option cash in an amount equal to the difference between the fair market value (as defined in Section 6(a), above) of the Shares subject to the Stock Option at the time the Company exercises its option under this Section 13(a)(ii) and the exercise price of the Stock Option; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its sole discretion, terminate such Stock Option without any payment.

(b) Definition of Change in Control.

For purposes of the Plan, a “Change in Control” shall mean the happening of either of the following:

(i) The direct or indirect acquisition by any “person” as defined in §3(a)(9) of the 1934 Act and as used in §§13(d) and 14(d) thereof, including a “group” within the meaning of §13(d) of the 1934 Act (hereinafter, simply a “Person”), of “beneficial ownership” (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors of the Company (the “Company Voting Securities”); provided that: (A) for purposes of this subsection (i), the term “Person” shall not include the Company, any subsidiary of the Company, or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee); and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A) and (B) of subsection (iii) of this Section 13(b);

(ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an

Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 13(b)(ii); or

(iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation or other entity (any such transaction, a “Business Combination”), or the consummation of a Business Combination for which stockholder approval is not obtained, unless, in any such case, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or their equivalent) of the corporation or other entity resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors (or its equivalent) of the corporation or other entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(c) No Application To Deferred Shares.

The preceding provisions of this Section 13 shall not apply to any Deferred Shares. Deferred Shares shall be subject only to such change in control or similar provisions as are established by the Committee, in its sole discretion, at or before grant and set forth in the applicable Deferred Share Agreement.

Section 14. Changes in Capital Structure.

In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan, the limitation on the number of Shares subject to ISOs and the limitation on the number of Shares subject to Stock Options, Restricted Shares, Performance Shares, and Deferred Shares granted to any single Participant shall be proportionately adjusted or substituted and the number of Shares, and the exercise price for each Share subject to the unexercised portion of any then-outstanding Award shall be proportionately adjusted, with the objective that the Participant’s proportionate interest in the Company shall reflect equitably the effects of such changes as applicable to the unexercised portion of any then-outstanding Awards, all as determined by the Committee, in its sole discretion.

In the event of any other recapitalization, corporate separation or division, or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Awards, as determined by the Committee, in its sole discretion.

The Committee’s determination of the adjustments appropriate to be made under this Section 14 shall be conclusive upon all Participants under the Plan.

Section 15. No Enlargement of Employee Rights.

The adoption of this Plan and the grant of one or more Awards to an employee of the Company or any of its subsidiaries shall not confer any right to the employee to continue in the employ of the Company or any such subsidiary and shall not restrict or interfere in any way with the right of his employer to terminate his employment at any time, with or without cause.

Section 16. Rights as a Shareholder.

No Participant or his executor or administrator or other transferee shall have any rights of a shareholder in the Company with respect to the Shares covered by an Award unless and until such Shares have been duly issued to him under the Plan.

Section 17. Acceleration of Rights.

Except with respect to Deferred Shares, the Committee shall have the authority, in its sole discretion, to accelerate the time at which a Stock Option or other Award right shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of the Award.

Section 18. Interpretation, Amendment, or Termination of the Plan.

The interpretation by the Committee of any provision of the Plan or of any Award Agreement executed pursuant to the grant of an Award under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan, provided that: (a) no such action shall materially and adversely affect any outstanding Award under the Plan without the consent of the holder of such Award; and (b) except for the adjustments provided for in Section 14, above, no amendment may be made by Board action without shareholder approval if the amendment would require shareholder approval under applicable law or regulation, or if the amendment is a “material amendment” as defined below. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, stock exchange or market rules, as well as other developments.

For the purposes of this Section 18, a “material amendment” to the Plan shall mean:

(1) any material increase in the number of Shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction);

(2) any material increase in benefits to Participants, including any amendment to: (a) permit a repricing (as defined below) of outstanding Stock Options, (b) reduce the price at which Shares or Stock Options may be offered, or (c) extend the duration of the Plan;

(3) any material expansion of the class of Participants eligible to participate in the Plan; and

(4) any expansion in the types of Stock Options or Awards provided under the Plan.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided, no such amendment shall impair the rights of any Participant without the Participant’s consent, unless it is made to cause the Plan or such Award to comply with applicable law, stock exchange or market rules or accounting rules. The Committee’s ability to amend the terms of outstanding Awards does not provide the authority for the Committee to amend the terms of any Restriction Period or holding period for stock Awards, except as otherwise set forth in this Plan. Notwithstanding the foregoing, the Committee may not adjust or amend the exercise price of Stock Options previously granted, whether through amendment, cancellation or replacement grants or any other means (a “repricing”) unless the Company obtains stockholder approval for such repricing.

Section 19. Unfunded Status of the Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a Participant or transferee nothing contained herein shall give any such Participant or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

Section 20. Protection of Board and Committee.

No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Award granted under the Plan.

Section 21. Government Regulations.

Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company’s obligations under the Plan and such Award Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange or market on which the Company’s Shares may then be listed or traded.

Section 22. Governing Law.

The Plan shall be construed under and governed by the laws of the State of Delaware.

Section 23. Genders and Numbers.

When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

Section 24. Captions.

The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 25. Effective Date.

The Plan shall be effective April 26, 2005 (the “Effective Date”); provided that if the Plan is not approved by the Company’s stockholders at the annual meeting of the stockholders held on the Effective Date, or at any adjournment of that meeting, then the Plan shall automatically become null and void and have no further force or effect.

Section 26. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the 10th anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

Section 27. Savings Clause.

In case any one or more of the provisions of this Plan or any Award shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void. However, to the extent permissible under applicable law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit the Plan or such Award, as applicable, to be construed so as to foster the intent of this Plan. This Plan and all Awards are intended to comply in all respects with applicable law and regulation, including, as applicable, Section 422 of the Code, Rule 16b-3 under the 1934 Act (with respect to persons subject to Section 16 of the 1934 Act (“Reporting Persons”)), and Section 162(m) of the Code (with respect to covered employees as defined under Section 162(m) of the Code (“Covered Employees”)). In case any one or more of the provisions of this Plan or any Award shall be held to violate or be unenforceable in any respect under Code Section 422, if applicable, Rule 16b-3, or Code Section 162(m), then, to the extent permissible under applicable law, any provision which could be deemed to violate or be unenforceable under Code Section 422, Rule 16b-3, or Code Section 162(m) shall first be construed, interpreted, or revised retroactively to permit the Plan or such Award, as applicable, to be in compliance with Code Section 422, Rule 16b-3, and Code Section162(m). Notwithstanding anything in this Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to Participants who are Reporting Persons or Covered Employees without so restricting, limiting, or conditioning this Plan with respect to other Participants.

To the extent that any Award under the Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Section 409A of the Code, the terms and administration of such Award shall comply with the provisions of such section, applicable IRS guidance and good faith reasonable interpretations thereof, and to the extent necessary, shall be modified, replaced, or terminated in the discretion of the Committee.

The Committee may modify the terms of any Award under the Plan granted to a Participant who, at the time of grant or during the term of the Award, is resident or employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order to accommodate differences in local law, regulation, tax policy or custom, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, will be comparable to the value of such Award to a Participant who is resident or employed in the United States. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval of stockholders of the Company.